Exhibit 99.9

CSMC 2017-FHA1 Trust

Mortgage-Backed Notes, Series 2017-FHA1

Report To:

Credit Suisse First Boston Mortgage Securities Corp.

17 May 2017

Report of Independent Accountants on Applying Agreed-Upon Procedures

Credit Suisse First Boston Mortgage Securities Corp.

11 Madison Avenue

New York, New York 10010

Re:	CSMC 2017-FHA1 (the “Issuer”)
Mortgage-Backed Notes, Series 2017-FHA1 (the “Notes”)

We have performed the procedure enumerated in Attachment A, which was agreed to by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”) and Credit Suisse Securities (USA) LLC (the “Initial Purchaser,” together with the Depositor, the “Specified Parties”), solely to assist the Depositor in evaluating the accuracy of certain information with respect to a pool of residential mortgage loans (the “Mortgage Loans”) insured by the Federal Housing Administration (“FHA”) and relating to the Issuer’s securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedure is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedure described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedure performed and our associated findings are included in Attachment A.

For the purpose of the procedure described in this report, the Initial Purchaser, on behalf of the Depositor, provided us with:

a.	Electronic data files:
i.	Labeled “92mm_FHA_April_Send_V2.xlsx” (the “Data File”) that the Initial Purchaser, on behalf of the Depositor, indicated contains information corresponding to the Mortgage Loans as of 30 April 2017 (the “Cut-off Date”) and
ii.	Labeled “06. FHA ASF (May 12 2017).xlsx” (the “ASF Data File,” together with the Data File, the “Provided Data Files”) that the Initial Purchaser, on behalf of the Depositor, indicated contains information relating to the Mortgage Loans as of the Cut-off Date,
b.	The list of relevant characteristics (the “Compared Characteristics”) on the Provided Data Files, which are listed on Exhibit 1 to Attachment A, and
c.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedure included in Attachment A was limited to comparing certain information that is further described in Attachment A. The Depositor is responsible for the Provided Data Files, Compared Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than that listed in Attachment A with respect to the preparation or verification of any of the information set forth on the ASF Data File. We were not requested to perform and we have not performed any procedures to verify the accuracy of the information on the ASF Data File to underlying source documents. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Data File or any other information provided to us by the Initial Purchaser, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Mortgage Loans, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Initial Purchaser, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report was not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Mortgage Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Mortgage Loans,
iii.	Whether the originators of the Mortgage Loans complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Mortgage Loans that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

17 May 2017

Procedure performed and our associated finding

1.	For each Mortgage Loan, we compared the Compared Characteristics, as shown on the ASF Data File, to the corresponding information on the Data File. All such compared information was in agreement.

Exhibit 1 to Attachment A

Compared Characteristics

Compared Characteristic	Data File Field Name	ASF Data File Field Name

Unpaid Principal Balance	curr_total_balance	CURRENT_LOANAMOUNT

Origination date	note_date	ORIGINATION_DATE

Mortgage Interest rate	curr_rate	CURRENT_INTERESTRATE

Modification date	mod_date	MODIFICATIONEFFECTIVE_PAYMENTDATE

Modification type	mod_type	MOD_TYPE

Corporate advance balance	corp_adv_bal	corp_adv_bal

Escrow advance balance	escrow_adv_bal	escrow_adv_bal

Updated credit score	fico	MOST_RECENTPRIMARY_BORROWERFICO

Updated BPO value	latest_bpo	MOST_RECENTPROPERTY_VALUE2

State	state	STATE